Subsequent Events	3 Months Ended	11 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events
Subsequent Events
13.	Subsequent Events

Equity Award Modification

On April 7, 2023, the Company and its President and Chief Operating Officer (the “COO”) entered into an agreement regarding the COO’s departure from the Company (the “Severance Agreement”). The Severance Agreement provides that, so long as the COO does not revoke the Severance Agreement and meets his obligations thereunder, 59,594 of the share options previously granted to him will become vested and exercisable, with any shares purchased under the option subject to an 18-month lockup period. The COO will be able to exercise the vested option by electing a net cashless exercise for purposes of both paying the exercise price and meeting minimum required tax withholding requirements. The terms of the Severance Agreement became effective on April 15, 2023.

New Lilly License

Effective April 26, 2023, the Company’s newly-formed subsidiary ZB17 LLC (“ZB17”) entered into a License, Development and Commercialization Agreement (the “ZB17 License Agreement,” and, together with the Lilly Agreement, the “Lilly Agreements”) with Lilly, for an exclusive license (the “ZB-106 License”) to develop, manufacture and commercialize a certain bispecific antibody relating to IL-17 and BAFF (“ZB-106”) in exchange for an upfront cash payment of $5.8 million and 1,000,000 Class A Ordinary Shares, as well as a payment of $5.0 million payable upon the Company’s receipt of certain know-how, data, information and materials that Lilly is required to provide under the License Agreement. Under the ZB17 License Agreement, the Company is obligated to pay development and milestone payments up to an aggregate of $195 million, and up to an aggregate of $440 million based on thresholds of net sales. The Company is also obligated to pay Lilly an annual earned royalty at a marginal royalty rate in the mid-single digits to low-doubled digits, with increasing rates depending on net sales.

Private Placement

In April 2023, the Company entered into subscription agreements (the “Subscription Agreements”) with certain individual and institutional accredited investors (the “Subscribers”) in connection with the sale by the Company (the “Private Placement”) of Class A Ordinary Shares, par value $0.0001 per share and pre-funded warrants (the “Pre-Funded Warrants”) (collectively, the “Securities”). Pursuant to the terms of the Subscription Agreements, each Class A Ordinary Share is being sold at a price of $4.25 per Share and each Pre-Funded Warrant is being sold at a price of $4.249 per Pre-Funded Warrant. Each Pre-Funded Warrant has an exercise price of $0.001 per Class A Ordinary Share and is exercisable for one Class A Ordinary Share at any time or times on or after April 26, 2023 until exercised in full. The Private Placement is expected to result in gross proceeds to the Company of approximately $80.0 million, before deducting placement agent fees and other offering expenses payable by the Company.

The consummation of the Private Placement will occur in two closings, the initial closing of which occurred on May 1, 2023. The second closing will occur on such date that is the second business day following the date shareholder approval is obtained. At the initial closing, Subscribers purchased an aggregate of 3,750,000 Shares for gross proceeds of approximately $15.9 million. At the second closing, Subscribers have committed to purchase an aggregate of 15,073,530 Shares (including 3,782,000 Shares issuable upon exercise of Pre-Funded Warrants) for additional gross proceeds of approximately $64.1 million.

Note 12 — Subsequent Events

The Company has evaluated subsequent events and transactions that occurred up to the date that these consolidated financial statements were issued. Except for the matters disclosed below, no additional subsequent events had occurred that would require recognition or disclosure in these consolidated financial statements.

Under the terms of the Note agreement with Hydra, Hydra had the right to accelerate the Note and receive an amount equal to 120% of the Principal Amount because the registration statement on Form S-4 relating to the Business Combination was not declared effective by the SEC on or before February 15, 2023. On March 8, 2023, the Company and Hydra signed a limited waiver letter under the Note, pursuant to which Hydra agreed to waive its acceleration right in consideration of Zura paying to Hydra 125% of the Principal Amount (equal to $10.0 million in the aggregate). The Note was repaid on March 20, 2023, upon the consummation of the Business Combination.

Prior to consummation of the Business Combination in March 2023, the Company granted options to purchase 14,420 Ordinary Shares to certain employees, executives, and directors. In addition, the Company awarded 4,626 restricted stock units (“RSUs”) to a director of the Company. As a result of these transactions and the Company’s contractual commitments under an anti-dilution provision, the Company issued 2,479 Series A-1 convertible preferred shares to an existing shareholder.

On March 20, 2023, the Company consummated the Business Combination pursuant to the terms of the business combination agreement, dates as of June 16, 2022 (as amended on September 20, 2022, November 14, 2022 and January 13, 2023). The Business Combination, together with the PIPE financing, the forward purchase agreement, and the sale of the backstop purchase shares, generated approximately $65.0 million. In connection with the Business Combination, all outstanding Series A-1 Convertible Preferred shares, Ordinary Shares, and options to purchase Ordinary Shares of the Company were converted into common stock, or options to purchase common stock of JATT.